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                                                                   Exhibit 10.56

                             RESIGNATION OF TRUSTEE

     I, DONALD T. GOLDBERG, Trustee of GZA Investment Associates Trust, under Declaration of Trust ("the Trust") dated November 21, 1984, and recorded in the Plymouth County Registry of Deeds in Book 5887, Page 95, and amended by Amendment dated June 25, 1996, hereby resign as Trustee, effective as of the date hereof.

     Executed as a sealed instrument this 25th day of June, 1996.


                               /s/
                              ---------------------------------
                              Donald T. Goldberg


COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss.   June 25, 1996

     Then personally appeared the above-named DONALD T. GOLDBERG and acknowledged the foregoing instrument to be his free act and deed, before me,


                               /s/
                              ---------------------------------
                              Notary Public
                              My Commission expires:




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